SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): June 22, 2001 (June 19, 2001)

                        STORAGE TECHNOLOGY CORPORATION

            (Exact Name of Registrant As Specified In Its Charter)


       Delaware                      1-7534                     84-0593263
---------------------          ------------------         ----------------------
(State or jurisdiction           (Commission                 (IRS Employer
 of incorporation)                File Number)             Identification No.)




             One StorageTek Drive, Louisville, Colorado 80028-4309
             -----------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code (303) 673-5151
                                                         ---------------



                                Not applicable
                                --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events and Regulation FD Disclosure.

The registrant, Storage Technology Corporation (the "Company"), announced on June 19, 2001 that Bruce Taafe will be joining the Company to serve as its Vice President, International Sales and Services, commencing in July 2001. The Company anticipates entering into a six month employment agreement with Mr. Taafe. Mr. Taafe will be replacing Alain Andreoli, who has resigned from the Company as its Corporate Vice President, International Operations, Global Services and e-Business to pursue another opportunity. Mr. Taafe is returning to the Company, having previously served as a consultant to the Company during 2000, as its Vice President, International Field Operations from 1997 through 1999, as its Vice President, Asia Pacific Field Operations from 1995 to 1997 and as its Vice President, International Operations in the Company's United Kingdom office, from 1994 to 1995.






























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



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 22, 2001                         Storage Technology Corporation




                                            By: /s/  Thomas G. Arnold,
                                                ---------------------
                                                Vice President,
                                                Corporate Controller























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